                                                                     EXHIBIT 4.1

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations Secretary at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-
TEN ENT-
JT TEN-
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACTD......................Custodian...............................
 ....
                                                        (Cust)
                            (Minor)
                                under Uniform Gifts to Minors
                                Act.............................................
 ..........................

        (State)
UNIF TRF MIN ACTD.................Custodian (until age...........)
                                                (Cust)
                               .......................under Uniform Transfers
                                                  (Minor)
                               to Minors Act....................................
 ...................

                 (State)
Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell(s), assign(s)

  and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.
Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.

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LEXAR MEDIA (LOGO)
LEX
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 52886P 10 4
This Certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF
LEXAR MEDIA, INC.
transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated
SECRETARY
CHIEF FINANCIAL OFFICER
PRESIDENT
COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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